UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2020 (May 7, 2020)

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.

Calhoun, Georgia 30701

(Address of principal executive offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange
Floating Rate Notes due 2020		New York Stock Exchange
Floating Rate Notes due 2021		New York Stock Exchange
2.000% Senior Notes due 2022		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2020, Mohawk Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc., pursuant to which the Company agreed to sell $500,000,000 aggregate principal amount of its 3.625% Senior Notes due 2030 (the “Notes”) in a registered public offering. The offering of the Notes is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-238010) filed with the Securities and Exchange Commission on May 5, 2020, a preliminary prospectus supplement, dated May 7, 2020, and a prospectus supplement, to be dated May 7, 2020, related to the offering of the Notes, each as filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities and will contribute to payments the other party may be required to make in respect thereof.

The closing of the sale of the Notes is expected to occur on May 14, 2020, subject to customary closing conditions.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The document included as an exhibit to this report is filed solely to provide information about its terms, is not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.

1.1	Underwriting Agreement, dated as of May 7, 2020, by and among, Mohawk Industries, Inc. BofA Securities, Inc., J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

	By:	/s/ R. David Patton
R. David Patton
Date: May 12, 2020		Vice President Business Strategy, General Counsel and Secretary

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